Commitments and Contingencies	12 Months Ended
Dec. 31, 2011
Commitments and Contingencies (Abstract)
Commitments and Contingencies
17.	Commitments and Contingencies:

(a)      Long-term Supply Contracts: On December 3, 2004, the Company signed an eight-year Fuel Purchase Agreement with a government refinery in Jamaica for the supply of mainly MFO and MGO at a price equal to average PLATTS prices plus a margin. The contract stipulates that the Company and refinery are not required to transact for more than a maximum quantity of marine fuel per month; however, by mutual agreement, the maximum quantity per month may be revised upwards. Invoices become due thirty calendar days from the date of delivery. Interest on overdue payments accrues at a rate equal to the local overdraft rate in Jamaica. This agreement expires on December 31, 2012.

On April 1, 2005, the Company signed a ten-year Marine Fuel Supply Service Agreement with the Greek Subcontractor (refer to Note 5).

(b)      Lease Commitments: The Company leases certain property under operating leases, which require the Company to pay maintenance, insurance and other expenses in addition to annual rentals. The minimum annual payments under all noncancelable operating leases at December 31, 2011 are as follows:

2012	10,482
2013	13,029
2014	12,930
2015	12,964
2016	12,920
Thereafter	236,278
Total minimum annual payments under all noncancelable operating leases	298,603

Rent expense under operating leases was $1,237, $1,897 and $4,234 for the years ended December 31, 2009, 2010 and 2011, respectively.

(c)      Standby Letters Of Credit:  In the normal course of business, for certain suppliers, under certain long-term supply contracts, or under certain long-term construction contracts, the Company is required to post standby letters of credit in order to secure lines of credit. As of December 31, 2011, the total outstanding standby letters of credit amounted to $173,406. The Company has not defaulted on payment of any of its accounts payable so as to cause any of the issuers of the standby letters of credit to settle the Company's accounts payable on the Company's behalf. All the standby letters of credit expire during 2012. The Company expects to extend the validity date of these instruments throughout the duration of the Company's contractual or operating relationships with the respective suppliers.

(d)      Letters of Guarantee: Under the Singapore law, the Company is required to issue letters of guarantee for payroll taxes of crew members during their employment. The guarantee extends for the duration of the employment and the Company is required to pay only if the crew member does not meet individual tax obligations. The Company currently does not believe it will be required to make a payment under these guarantees and accordingly has not recorded any liability. The maximum amount the Company could be required to pay as of December 31, 2011 is $704 (or SIN$915), is maintained in fixed deposits and presented in the prepayments and other current assets in the accompanying consolidated balance sheets.

(e)      Environmental and Other Liabilities: The Company accrues for the cost of environmental liabilities when management becomes aware that a liability is probable and is able to reasonably estimate the Company's exposure. Currently, management is not aware of any such claims or contingent liabilities for which a provision should be established in the accompanying consolidated financial statements. The Company's Protection and Indemnity ("P&I") insurance policies cover third-party liability and other expenses related to injury or death of crew, passengers and other third parties, loss or damage of cargo, claims arising from collisions with other vessels, damage to other third-party property, and pollution arising from oil or other substances.  The Company's coverage under the P&I insurance policies, except for pollution, are unlimited. Coverage for pollution is $1 billion per vessel per incident.

(f)      Legal Matters In November, 2005 an unrelated party filed a declaratory action against one of the Company's subsidiaries before the First Instance Court of Piraeus, Greece. The plaintiff asserted that he was instrumental in the negotiation of the Company's eight-year Fuel Purchase Agreement with a government refinery in Jamaica and sought a judicial affirmation of his alleged contractual right to receive a commission of $1.00 per metric ton over the term of the contract. In December 2008, the First Instance Court of Piraeus dismissed the plaintiff's action. While the plaintiff's action was pending in Greece, the plaintiff commenced a new action involving the same cause of action before the Commercial Court of Paris, France, which dismissed that action in June 2009.  Plaintiff's appeal of the dismissal was denied by the Paris Court of Appeal in February 2010. In January, 2012, the unrelated party issued new proceedings before the Paris Commercial Court. These proceedings, after further adjournments, are scheduled on May 7, 2012.  According to the Company this claim is unwarranted and lacking in merit and any outcome of this lawsuit will have a material effect on the Company.

In January 2010, a former director of the Company's Ghanaian subsidiary and a company controlled by him, commenced an action in Ghana against two of the Company's subsidiaries for alleged wrongful termination of such director's directorship and deprivation of an opportunity to hold 70% shares in an oil trading company and 30% shares in a shipping agency allegedly agreed to be formed by the parties. The plaintiffs are seeking a payment of approximately 17 months and damages for breach of trust, extreme mental anguish, pain and suffering, and loss of earnings.  Subsequently the Plaintiff filed a modified claim seeking to join the Company as a 3rd Defendant. In November 2011, the High Court of Justice of Commercial Division in Accra, Ghana, issued its Plaintiff's motion and dismissed same. The Company believes that the plaintiffs' claims are unwarranted and that the outcome of this litigation will have no material effect on the Company.

Various claims, suits, and complains, including those involving government regulations and product liability, arise in the ordinary course of business. In addition, losses may arise from disputes with charterers and agents and insurance and other claims with suppliers relating to the operations of the Company's vessels.  Currently, management is not aware of any such claims or contingent liabilities for which a provision should be established in the accompanying consolidated financial statements.